SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               -------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 9, 2004



                            HFB FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Tennessee                  0-20956                      61-1228266
         ---------                  -------                      ----------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)


               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (606) 248-1095
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item  7.  Financial Statements, Pro Forma Financial Statements and Exhibits
---------------------------------------------------------------------------

     (c) The following exhibit is filed herewith Exhibit 99 Press Release dated February 9, 2004

Item 12.  Results of Operations and Financial Condition.
--------------------------------------------------------

     On February 9, 2004, HFB Financial Corporation issued a press release announcing the results for the quarter ended December 31, 2004. A copy of this press release is as Exhibit 99 and incorporated by reference herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     HFB FINANCIAL CORPORATION


Date:   February 12, 2004           By:   /s/ David B. Cook
                                          -----------------
                                          David B. Cook
                                          President and Chief Executive Officer
                                         (Duly Authorized Representative)